Exhibit 10.70

                                  R. Paul Gray
                             43389 Deepspring Court
                             Ashburn, Virginia 20147

May 22, 2002





C5 Health, Inc.
One Sarasota Tower
2 North Tamiami Trail, Suite 608
Sarasota, Florida  34236

I, R. Paul Gray, hereby extend all outstanding promissory notes due from C5 Health, Inc. until December 31, 2002. These notes will not be considered in default until December 31, 2002.

Sincerely,


/s/ R. Paul Gray
R. Paul Gray

RPG/amp